UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 9, 2023

ADEIA INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-39304	84-4734590
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3025 Orchard Parkway

San Jose, California 95134

(Address of Principal Executive Offices, including Zip Code)

(408) 473-2500

(Registrant’s telephone number, including area code)

XPERI HOLDING CORPORATION

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $0.001 per share)	ADEA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Amended and Restated Change in Control Severance Agreement with Paul Davis

On February 9, 2023, Adeia Inc. (the “Company”) entered into an amended and restated change in control severance agreement with Paul Davis, the Company’s Chief Executive Officer (the “CEO Severance Agreement”). The CEO Severance Agreement amends and restates and supersedes in its entirety the Change in Control Severance Agreement by and between Xperi Holding Corporation (“Xperi”) and Mr. Davis, effective as of September 29, 2020, and supersedes in its entirety the Severance Agreement by and between Xperi and Mr. Davis, effective as of September 29, 2020.

The CEO Severance Agreement has an initial term of three years, plus reoccurring one-year automatic renewals. The then-effective term of the CEO Severance Agreement will automatically be extended for twelve months following a change in control of the Company if the term would otherwise have expired during such period.

The CEO Severance Agreement provides that, if Mr. Davis’ employment is terminated by the Company without cause or if Mr. Davis resigns for good reason, in each case, more than three months prior to a change in control or more than twelve months following a change in control, Mr. Davis will be entitled to receive the following payments and benefits:

•
Fully earned but unpaid base salary, reimbursement of business expenses incurred prior to the date of termination and accrued obligations in respect of all other benefits (collectively, the “Accrued Obligations”);
•
Lump sum cash payment in an amount equal to 150% of the sum of (i) annual base salary, plus (ii) target annual bonus for the fiscal year in which the date of termination occurs, prorated based on the number of days elapsed as of the date of termination for the fiscal year in which the date of termination occurs;
•
Continuation of health benefits for a period of up to 18 months following the date of termination; and
•
Immediate acceleration of vesting, as of the date of termination, of outstanding equity awards scheduled to vest (or whose performance period ends) within twelve months following the date of termination (with any performance-based awards vesting at target, except to the extent alternative acceleration is specifically provided for pursuant to the grant documents).

If Mr. Davis’ employment is terminated by the Company without cause or if Mr. Davis resigns for good reason, in each case, within three months prior to a change in control or within twelve months following a change in control, the CEO Severance Agreement provides that Mr. Davis will be entitled to receive the following payments and benefits:

•
The Accrued Obligations;
•
Lump sum cash payment in an amount equal to 200% of the sum of (i) annual base salary, plus (ii) target annual bonus for the fiscal year in which the date of termination occurs;
•
Continuation of health benefits for a period of up to 24 months following the date of termination; and
•
Immediate acceleration of vesting, as of the later of the date of termination or the date of such change in control, of outstanding equity awards (with any performance-based awards vesting at target, except to the extent alternative acceleration is specifically provided for pursuant to the grant documents).

The severance payments and benefits (other than the Accrued Obligations) are subject to Mr. Davis’ execution of a general release of claims in favor of the Company and continued compliance with the confidentiality and proprietary rights covenant set forth in the CEO Severance Agreement.

Severance Agreements with Certain Officers

On February 9, 2023 the Company entered into severance agreements with each of (i) Keith Jones, the Company’s Chief Financial Officer; (ii) Dr. Mark Kokes, the Company’s Chief Licensing Officer & General Manager, Media; (iii) Kevin Tanji, the Company’s Chief Legal Officer and Corporate Secretary; and (iv) Dana Escobar, the Company’s Chief Licensing Officer & General Manager, Semiconductor (collectively, the “NEO Severance Agreements”).

Each of the NEO Severance Agreements has an initial term of three years, plus reoccurring one-year automatic renewals. The then-effective term of the NEO Severance Agreements will automatically be extended for twelve months following a change in control of the Company if the term would otherwise have expired during such period.

Each of the NEO Severance Agreements provide that, if the executive’s employment is terminated by the Company without cause more than three months prior to a change in control or more than twelve months following a change in control, the executive will be entitled to receive the following payments and benefits:

•
The Accrued Obligations;
•
Lump sum cash payment in an amount equal to 100% of the sum of (i) annual base salary, plus (ii) target annual bonus for the fiscal year in which the date of termination occurs, prorated based on the number of days elapsed as of the date of termination for the fiscal year in which the date of termination occurs; and
•
Continuation of health benefits for a period of up to 12 months following the date of termination.

If the executive’s employment is terminated by the Company without cause or if the executive resigns for good reason, in each case, within three months prior to a change in control or within twelve months following a change in control, each NEO Severance Agreement provides that the executive will be entitled to receive the following payments and benefits:

•
The Accrued Obligations;
•
Lump sum cash payment in an amount equal to 100% of the sum of (i) annual base salary, plus (ii) target annual bonus for the fiscal year in which the date of termination occurs;
•
Continuation of health benefits for a period of up to 12 months following the date of termination; and
•
Immediate acceleration of vesting, as of the later of the date of termination or the date of such change in control, of outstanding equity awards (with any performance-based awards vesting at target, except to the extent alternative acceleration is specifically provided for pursuant to the grant documents).

The severance payments and benefits (other than the Accrued Obligations) are subject to the respective executive’s execution of a general release of claims in favor of the Company and continued compliance with the confidentiality and proprietary rights covenant set forth in the NEO Severance Agreement.

The foregoing descriptions of the CEO Severance Agreement and NEO Severance Agreements do not purport to be complete descriptions of the CEO Severance Agreement or NEO Severance Agreements or of the provisions summarized herein and are qualified in their entirety by reference to the actual text of the CEO Severance Agreement and form of NEO Severance Agreement, as applicable, which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	Amended and Restated Severance Agreement dated February 9, 2023, by and between Adeia Inc. and Paul Davis

10.2	Form of Severance Agreement with Executive Officers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 15, 2023	ADEIA INC.

	By:	/s/ Kevin Tanji
	Name:	Kevin Tanji

	Title:	Chief Legal Officer